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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  May 9, 1996


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                        0-9767               94-2579751
(STATE OR OTHER JURISDICTION             (COMMISSION          (IRS EMPLOYER
      OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)


9162 Eton Avenue, Chatsworth, California                              91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



Registrant's telephone number, including area code:  (818) 709-1244

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ITEM 5. OTHER EVENTS.

   On May 9, 1996, the Registrant issued a press release announcing that it had signed a letter of intent to purchase the digital imaging business of Perceptive Scientific Instruments, Inc. for $16 million. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNATIONAL REMOTE IMAGING
                                          SYSTEMS, INC.



Date:  May 9, 1996                        By: /s/ E. Eduardo Benmaor
                                              -------------------------------
                                              E. Eduardo Benmaor
                                              Controller, Principal Accounting
                                              Officer and Secretary